OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                         (UNAUDITED)    (UNAUDITED)                    (UNAUDITED)     (UNAUDITED)
                                        JULY 31, 1998  JUNE 30, 1998                 JULY 31, 1998  JUNE 30, 1998
                                             ESD            ESD           CHANGE           PSD            PSD         CHANGE
                                        -----------------------------------------    ----------------------------------------
CURRENT ASSETS
Cash                                         45,203         19,894        25,309          46,635         39,782         6,853
Restricted cash held in escrow            2,722,946      2,723,423          (477)                                         -
Accounts receivable
  A/R--trade                             11,699,795     11,817,986      (118,191)      1,415,173      1,582,281      (167,108)
  A/R--interco                                  969            751           218             -            5,820        (5,820)
  A/R--employees                              5,990          8,547        (2,557)          9,699         12,051        (2,352)
  A/R--supplemental                       1,839,165      1,843,275        (4,110)                                         -
  A/R--misc                                  51,691         10,078        41,613             -              -             -
  Allowance for doubtful accounts        (2,278,440)    (2,420,388)      141,948         (78,712)       (75,409)       (3,303)
                                        -----------------------------------------    -----------------------------------------
    Accounts receivable, net             11,319,170     11,260,249        58,921       1,346,160      1,524,743      (178,583)
                                        -----------------------------------------    -----------------------------------------
Costs and earnings in excess
  of billings                             4,654,544      4,797,457      (142,913)                                         -
Prepaid expenses                             43,432          2,192        41,240         100,476         68,762        31,714
Inventory                                                                    -         2,108,472      3,211,140    (1,102,668)
Inventory reserve                                                            -          (968,129)    (1,265,876)      297,747
                                        -----------------------------------------    -----------------------------------------
    Inventory, net                              -              -             -         1,140,343      1,945,264      (804,921)
                                        -----------------------------------------    -----------------------------------------
Other current assets                                                         -                                            -
                                        -----------------------------------------    -----------------------------------------
TOTAL CURRENT ASSETS                     18,785,295     18,803,215       (17,920)      2,633,614      3,578,551      (944,937)
                                        -----------------------------------------    -----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                         2,283,334      2,249,482        33,852         571,342        677,216      (105,874)
  Automotive equipment                    1,026,959      1,026,959           -            97,371        459,649      (362,278)
  Office furniture and equipment            835,678        839,643        (3,965)         39,750        307,139      (267,389)
  Leasehold improvements                     93,223         93,223           -            30,895         94,106       (63,211)
                                        -----------------------------------------    -----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST          4,239,194      4,209,307        29,887         739,358      1,538,110      (798,752)
  Accum. Depreciation                    (2,912,839)    (2,852,761)      (60,078)       (372,470)      (906,961)      534,491
                                        -----------------------------------------    -----------------------------------------
TOTAL PROPERTY & EQUIP., NET              1,326,355      1,356,546       (30,191)        366,888        631,149      (264,261)
                                        -----------------------------------------    -----------------------------------------
Long-term accounts receivable -
  Other (Texas)                           1,053,883      1,053,883           -               -              -             -
Reserve for Long-term accounts
  receivable                               (200,000)      (400,000)      200,000                                          -
                                        -----------------------------------------    -----------------------------------------
   Long-term accounts receviable -
     Other (Texas), net                     853,883        653,883       200,000             -              -             -
Other Assets                                207,486        201,533         5,953             -              -             -
Investment & Intercompany
  in Subsidiaires                               -               -              -             -              -             -
                                        -----------------------------------------    -----------------------------------------
TOTAL ASSETS                             21,173,019     21,015,177       157,842       3,000,502      4,209,700    (1,209,198)
                                        -----------------------------------------    -----------------------------------------
                                        -----------------------------------------    -----------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                          397,425        351,613        45,812          57,690         98,859       (41,169)
  Line of Credit                                                                                                          -
  Accrued expenses, excluding
    bankruptcy costs                        495,319        620,505      (125,186)        259,726        361,886      (102,160)
  Accrued bankruptcy costs                                                                                                -
  Estimated claims against
    cash held in escrow                   2,563,555      2,563,555           -                                            -
  Intercompany - BNYFC                    7,721,859      7,376,889       344,970       8,087,408      8,466,374      (378,966)
  Intercompany payables                         -            5,820        (5,820)            969            751           218
                                        -----------------------------------------    -----------------------------------------
TOTAL POST PETITION
  CURRENT LIABILITIES                    11,178,158     10,918,382       259,776       8,405,793      8,927,870      (522,077)
Intercompany Notes Payable                8,741,768      8,741,768           -                                            -
Pre Petition Liabilities                  1,643,247      1,650,561        (7,314)      1,091,756      1,099,919        (8,163)
Pre Petition Estimated
  Construction Claims                                                                                                     -
                                        -----------------------------------------    -----------------------------------------
  TOTAL LIABILITIES                      21,563,173     21,310,711       252,462       9,497,549     10,027,789      (530,240)
                                        -----------------------------------------    -----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                    3,371,172      3,371,172           -
Additional paid in capital               14,557,677     14,557,677           -        10,742,189     10,742,189           -
Treasury Stock A-P-I-C                                                                                                    -
Retained earnings - prior               (11,012,975)   (11,012,975)          -       (14,767,222)   (14,767,222)          -
Y-T-D net income pre petition                (8,531)        (8,531)          -          (247,894)      (247,894)          -
Y-T-D net income post petition           (3,926,325)    (3,831,705)      (94,620)     (5,595,292)    (4,916,334)     (678,958)
                                        -----------------------------------------    -----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY               (390,154)      (295,534)      (94,620)     (6,497,047)    (5,818,089)     (678,958)
                                        -----------------------------------------    -----------------------------------------
TOTAL LIABILITIES &
  SHAREHOLDERS' EQUITY                   21,173,019     21,015,177       157,842       3,000,502      4,209,700    (1,209,198)
                                        -----------------------------------------    -----------------------------------------
                                        -----------------------------------------    -----------------------------------------


OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                                       (UNAUDITED)   (UNAUDITED)
                                          (UNAUDITED)    (UNAUDITED)                 JULY 31, 1998  JUNE 30, 1998
                                         JULY 31, 1998  JUNE 30, 1998                  CONTINUING     CONTINUING
                                            CORPORATE    CORPORATE      CHANGE         OPERATIONS     OPERATIONS        CHANGE
                                        ------------------------------------------   ------------------------------------------
CURRENT ASSETS
Cash                                         32,186        272,689       (240,503)       124,024        332,365       (208,341)
Restricted cash held in escrow                                                -        2,722,946      2,723,423           (477)
Accounts receivable
  A/R--trade                                144,431        144,431            -       13,259,399     13,544,698       (285,299)
  A/R--interco                                                                -              969          6,571         (5,602)
  A/R--employees                                                              -           15,689         20,598         (4,909)
  A/R--supplemental                                                           -        1,839,165      1,843,275         (4,110)
  A/R--misc                               1,076,094      1,076,094            -        1,127,785      1,086,172         41,613
  Allowance for doubtful accounts        (1,138,467)    (1,138,467)           -       (3,495,619)    (3,634,264)       138,645
                                        ------------------------------------------   ------------------------------------------
    Accounts receivable, net                 82,058         82,058            -       12,747,388     12,867,050       (119,662)
                                        ------------------------------------------   ------------------------------------------
Costs and earnings in excess
  of billings                                                                 -        4,654,544      4,797,457       (142,913)
Prepaid expenses                            382,830        421,158        (38,328)       526,738        492,112         34,626
Inventory                                                                     -        2,108,472      3,211,140     (1,102,668)
Inventory reserve                                                             -         (968,129)    (1,265,876)       297,747
                                        ------------------------------------------   ------------------------------------------
    Inventory, net                              -              -              -        1,140,343      1,945,264       (804,921)
                                        ------------------------------------------   ------------------------------------------
Other current assets                                                          -              -              -              -
                                        ------------------------------------------   ------------------------------------------
TOTAL CURRENT ASSETS                        497,074        775,905       (278,831)    21,915,983     23,157,671     (1,241,688)
                                        ------------------------------------------   ------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                             -        2,854,676      2,926,698        (72,022)
  Automotive equipment                                                        -        1,124,330      1,486,608       (362,278)
  Office furniture and equipment            310,472        310,472            -        1,185,900      1,457,254       (271,354)
  Leasehold improvements                     21,780         21,780            -          145,898        209,109        (63,211)
                                        ------------------------------------------   ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST            332,252        332,252            -        5,310,804      6,079,669       (768,865)
  Accum. Depreciation                      (286,739)      (284,671)        (2,068)    (3,572,048)    (4,044,393)       472,345
                                        ------------------------------------------   ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                 45,513         47,581         (2,068)     1,738,756      2,035,276       (296,520)
                                        ------------------------------------------   ------------------------------------------
Long-term accounts receivable -
  Other (Texas)                                 -              -              -        1,053,883      1,053,883            -
Reserve for Long-term accounts
  receivable                                                                  -         (200,000)      (400,000)       200,000
                                        ------------------------------------------   ------------------------------------------
   Long-term accounts receviable -
     Other (Texas), net                         -              -              -          853,883        653,883        200,000
Other Assets                                129,907        129,907            -          337,393        331,440          5,953
Investment & Intercompany in
  Subsidiaires                           74,785,282     74,785,282            -       74,785,282     74,785,282            -
                                        ------------------------------------------   ------------------------------------------
TOTAL ASSETS                             75,457,776     75,738,675       (280,899)    99,631,297    100,963,552     (1,332,255)
                                        ------------------------------------------   ------------------------------------------
                                        ------------------------------------------   ------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                           69,135         31,845         37,290        524,250        482,317         41,933
  Line of Credit                         21,284,866     20,657,990        626,876     21,284,866     20,657,990        626,876
  Accrued expenses, excluding
    bankruptcy costs                        435,919        490,448        (54,529)     1,190,964      1,472,839       (281,875)
  Accrued bankruptcy costs                1,998,094      2,708,275       (710,181)     1,998,094      2,708,275       (710,181)
  Estimated claims against cash held
    in escrow                                                                 -        2,563,555      2,563,555            -
  Intercompany - BNYFC                  (19,175,590)   (19,240,465)        64,875     (3,366,323)    (3,397,202)        30,879
  Intercompany payables                                                       -              969          6,571         (5,602)
                                        ------------------------------------------   ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES   4,612,424      4,648,093        (35,669)    24,196,375     24,494,345       (297,970)
Intercompany Notes Payable                                                    -        8,741,768      8,741,768
Pre Petition Liabilities                  2,530,451      2,533,181         (2,730)     5,265,454      5,283,661        (18,207)
Pre Petition Estimated
  Construction Claims                                                         -              -              -              -
                                        ------------------------------------------   ------------------------------------------
  TOTAL LIABILITIES                       7,142,875      7,181,274        (38,399)    38,203,597     38,519,774       (316,177)
                                        ------------------------------------------   ------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                         121,289        121,289            -        3,492,461      3,492,461            -
Additional paid in capital              128,204,630    128,204,630            -      153,504,496    153,504,496            -
Treasury Stock A-P-I-C                     (562,506)      (562,506)           -         (562,506)      (562,506)           -
Retained earnings - prior               (49,321,103)   (49,321,103)           -      (75,101,300)   (75,101,300)           -
Y-T-D net income pre petition              (895,498)      (895,498)           -       (1,151,923)    (1,151,923)           -
Y-T-D net income post petition           (9,231,911)    (8,989,411)      (242,500)   (18,753,528)   (17,737,450)    (1,016,078)
                                        ------------------------------------------   ------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY             68,314,901     68,557,401       (242,500)    61,427,700     62,443,778     (1,016,078)
                                        ------------------------------------------   ------------------------------------------
TOTAL LIABILITIES &
  SHAREHOLDERS' EQUITY                   75,457,776     75,738,675       (280,899)    99,631,297    100,963,552     (1,332,255)
                                        ------------------------------------------   ------------------------------------------
                                        ------------------------------------------   ------------------------------------------

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                      (UNAUDITED)      (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                     JULY 31, 1998   JUNE 30, 1998                JULY 31, 1998  JUNE 30, 1998
                                      DISCONTINUED    DISCONTINUED                  COMBINED       COMBINED
                                       OPERATIONS      OPERATIONS     CHANGE          FINAL          FINAL           CHANGE
                                     -----------------------------------------    --------------------------------------------
CURRENT ASSETS
Cash                                           -            -            -              124,024        332,365       (208,341)
Restricted cash held in escrow                 -                                      2,722,946      2,723,423           (477)
Accounts receivable
  A/R--trade                             5,692,972    5,692,755          217         18,952,371     19,237,453       (285,082)
  A/R--interco                                 -            -            -                    -              -              -
  A/R--employees                                                         -               15,689         20,598         (4,909)
  A/R--supplemental                                                      -            1,839,165      1,843,275         (4,110)
  A/R--misc                                 39,461       40,641       (1,180)         1,167,246      1,126,813         40,433
  Allowance for doubtful accounts       (3,315,537)  (3,315,537)         -           (6,811,156)    (6,949,801)       138,645
                                       ---------------------------------------    --------------------------------------------
    Accounts receivable, net             2,416,896    2,417,859         (963)        15,163,315     15,278,338       (115,023)
                                       ---------------------------------------    --------------------------------------------
Costs and earnings in excess of
  billings                                                               -            4,654,544      4,797,457       (142,913)
Prepaid expenses                                                         -              526,738        492,112         34,626
Inventory                                                                -            2,108,472      3,211,140     (1,102,668)
Inventory reserve                                                        -             (968,129)    (1,265,876)       297,747
                                       ---------------------------------------    --------------------------------------------
    Inventory, net                             -            -            -            1,140,343      1,945,264       (804,921)
                                       ---------------------------------------    --------------------------------------------
Other current assets                        94,078       94,078          -               94,078         94,078            -
                                       ---------------------------------------    --------------------------------------------
TOTAL CURRENT ASSETS                     2,510,974    2,511,937         (963)        24,425,988     25,663,037     (1,237,049)
                                       ---------------------------------------    --------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                            1,000        1,000          -            2,855,676      2,927,698        (72,022)
  Automotive equipment                         -            -            -            1,124,330      1,486,608       (362,278)
  Office furniture and equipment               -            -            -            1,185,900      1,457,254       (271,354)
  Leasehold improvements                   154,773      154,773          -              300,671        363,882        (63,211)
                                       ---------------------------------------    --------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST           155,773      155,773          -            5,466,577      6,235,442       (768,865)
  Accum. Depreciation                      (89,929)     (89,929)         -           (3,661,977)    (4,134,322)       472,345
                                       ---------------------------------------    --------------------------------------------
TOTAL PROPERTY & EQUIP., NET                65,844       65,844          -            1,804,600      2,101,120       (296,520)
                                       ---------------------------------------    --------------------------------------------
Long-term accounts receivable -
  Other (Texas)                                -            -            -            1,053,883      1,053,883            -
Reserve for Long-term
  accounts receivable                                                    -             (200,000)      (400,000)       200,000
                                       ---------------------------------------    --------------------------------------------
   Long-term accounts receviable -
     Other (Texas), net                        -            -            -              853,883        653,883        200,000
Other Assets                                   100          100          -              337,493        331,540          5,953
Investment & Intercompany in
  Subsidiaires                                                           -              425,000        425,000            -
                                       ---------------------------------------    --------------------------------------------
TOTAL ASSETS                             2,576,918    2,577,881         (963)        27,846,964     29,174,580     (1,327,616)
                                       ---------------------------------------    --------------------------------------------
                                       ---------------------------------------    --------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                             -            -            -              524,250        482,317         41,933
  Line of Credit                                                                     21,284,866     20,657,990        626,876
  Accrued expenses, excluding
    bankruptcy costs                           -            -            -            1,190,965      1,472,840       (281,875)
  Accrued bankruptcy costs                                                            1,998,094      2,708,275       (710,181)
  Estimated claims against cash held
    in escrow                                                                         2,563,555      2,563,555            -
  Intercompany - BNYFC                   3,366,323    3,397,202      (30,879)               -              -              -
  Intercompany payables                        -            -            -                  -              -              -
                                       ---------------------------------------    -------------------------------------------
TOTAL POST PETITION CURRENT
  LIABILITIES                            3,366,323    3,397,202      (30,879)        27,561,730     27,884,977       (323,247)
Intercompany Notes Payable               2,535,455    2,535,455          -
Pre Petition Liabilities                10,814,353   10,814,353          -           16,079,807     16,098,014        (18,207)
Pre Petition Estimated
  Construction Claims                    2,404,000    2,404,000          -            2,404,000      2,404,000            -
                                       ---------------------------------------    -------------------------------------------
  TOTAL LIABILITIES                     19,120,131   19,151,010      (30,879)        46,045,537     46,386,991       (341,454)
                                       ---------------------------------------    -------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                      2,082,948    2,082,948          -              121,289        121,289            -
Additional paid in capital              28,604,818   28,604,818          -          124,480,374    124,480,374            -
Treasury Stock A-P-I-C                                                   -             (562,506)      (562,506)           -
Retained earnings - prior              (36,904,145) (36,904,145)         -         (112,005,445)  (112,005,445)           -
Y-T-D net income pre petition             (694,013)    (694,013)         -           (1,845,936)    (1,845,936)           -
Y-T-D net income post petition          (9,632,821)  (9,662,737)      29,916        (28,386,349)   (27,400,187)      (986,162)
                                       ---------------------------------------    -------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY           (16,543,213) (16,573,129)      29,916        (18,198,573)   (17,212,411)      (986,162)
                                       ---------------------------------------    -------------------------------------------
TOTAL LIABILITIES &
  SHAREHOLDERS' EQUITY                   2,576,918    2,577,881         (963)        27,846,964     29,174,580     (1,327,616)
                                       ---------------------------------------    -------------------------------------------
                                       ---------------------------------------    -------------------------------------------


 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                          (UNAUDITED)     (UNAUDITED)                    (UNAUDITED)     (UNAUDITED)
                                          MONTH ENDED     MONTH ENDED                    MONTH ENDED     MONTH ENDED
                                        JULY 31, 1998    JUNE 30, 1998                  JULY 31, 1998    JUNE 30, 1998
                                              ESD             ESD         CHANGE             PSD           PSD         CHANGE
                                      ---------------------------------------------     ------------------------------------------
 Sales                                      1,479,199     1,413,186      66,013            452,120      471,500       (19,380)
 Cost of Sales                              1,079,514       930,830     148,684            493,752      517,001       (23,249)
                                      ---------------------------------------------     -------------------------------------
     Gross Profit                             399,685       482,356     (82,671)           (41,632)     (45,501)        3,869

 Selling, General, and Administrative         426,593       413,927      12,666            169,802      210,587       (40,785)
                                      ---------------------------------------------     --------------------------------------

 Income (Loss) From Operations                (26,908)       68,429     (95,337)          (211,434)    (256,088)       44,654

 Other Income(Expense):
   I/C Interest Income (Expense)              (67,997)      (71,083)      3,086            (73,021)     (73,915)          894
   Interest Expense                              (365)          (11)       (354)                                       -
   Interest Income                                -           7,407      (7,407)                                       -
   Gain (loss) on Asset Disposition               -          (1,499)      1,499           (382,580)    (267,660)     (114,920)
   Other Expense                                  650      (201,168)    201,818            (11,923)     (29,841)       17,918
                                      ---------------------------------------------     --------------------------------------
     Total Other (Expense)                    (67,712)     (266,354)    198,642           (467,524)    (371,416)      (96,108)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses               (94,620)     (197,925)    103,305           (678,958)    (627,504)      (51,454)
 Bankruptcy Administrative Expenses                                                                                    -
                                      ---------------------------------------------     --------------------------------------
 Net Income (Loss)                            (94,620)     (197,925)    103,305           (678,958)    (627,504)      (51,454)
                                      ---------------------------------------------     --------------------------------------
                                      ---------------------------------------------     --------------------------------------

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                                                                      (UNAUDITED)    (UNAUDITED)
                                       (UNAUDITED)      (UNAUDITED)                   MONTH ENDED    MONTH ENDED
                                       MONTH ENDED      MONTH ENDED                  JULY 31, 1998   JUNE 30, 1998
                                      JULY 31, 1998    JUNE 30, 1998                  CONTINUING      CONTINUING
                                        CORPORATE        CORPORATE      CHANGE        OPERATIONS      OPERATIONS        CHANGE
                                      -------------------------------------------    -------------------------------------------
Sales                                          -              -              -         1,931,319       1,884,686          46,633
Cost of Sales                                  -              -              -         1,573,266       1,447,831         125,435
                                      -------------------------------------------    -------------------------------------------
    Gross Profit                               -              -              -           358,053         436,855         (78,802)

Selling, General, and Administrative       139,318        133,716          5,602         735,713         758,230         (22,517)
                                      -------------------------------------------    -------------------------------------------

Income (Loss) From Operations             (139,318)      (133,716)        (5,602)       (377,660)       (321,375)        (56,285)

Other Income(Expense):
  I/C Interest Income (Expense)            141,018        144,998         (3,980)              -               -               -
  Interest Expense                        (191,146)      (179,744)       (11,402)       (191,511)       (179,755)        (11,756)
  Interest Income                              -                                               -           7,407          (7,407)
  Gain (loss) on Asset Disposition             -                                        (382,580)       (269,159)       (113,421)
  Other Expense                            (32,000)       (57,547)        25,547         (43,273)       (288,556)        245,283
                                      -------------------------------------------    -------------------------------------------
    Total Other (Expense)                  (82,128)       (92,293)        10,165        (617,364)       (730,063)        112,699
Net Income (Loss) Before Bankruptcy
       Administrative Expenses            (221,446)      (226,009)         4,563        (995,024)     (1,051,438)         56,414
Bankruptcy Administrative Expenses         (21,054)       217,447       (238,501)        (21,054)        217,447        (238,501)
                                      -------------------------------------------    -------------------------------------------
Net Income (Loss)                         (242,500)        (8,562)      (233,938)     (1,016,078)       (833,991)       (182,087)
                                      -------------------------------------------    -------------------------------------------
                                      -------------------------------------------    -------------------------------------------


OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                                  (UNAUDITED)   (UNAUDITED)                (UNAUDITED)      (UNAUDITED)
                                                  MONTH ENDED   MONTH ENDED                MONTH ENDED      MONTH ENDED
                                                 JULY 31, 1998 JUNE 30, 1998              JULY 31, 1998   JUNE 30, 1998
                                                  DISCONTINUED  DISCONTINUED                COMBINED         COMBINED
                                                   OPERATIONS    OPERATIONS    CHANGE        FINAL            FINAL        CHANGE
                                               ----------------------------------------   ----------------------------------------
 Sales                                                   -            -           -             1,931,319     1,884,686     46,633
 Cost of Sales                                                                    -             1,573,266     1,447,831    125,435
                                               ----------------------------------------   -----------------------------------------
     Gross Profit                                        -            -           -               358,053       436,855    (78,802)

 Selling, General, and Administrative                    -            -           -               735,713       758,230    (22,517)
                                               ----------------------------------------   -----------------------------------------

 Income (Loss) From Operations                           -            -           -              (377,660)     (321,375)   (56,285)

 Other Income(Expense):
   I/C Interest Income (Expense)                         -            -           -                     -             -       -
   Interest Expense                                      -            -           -              (191,511)     (179,755)  (11,756)
   Interest Income                                       -            -           -                     -         7,407    (7,407)
   Gain (loss) on Asset Disposition                      -            -           -              (382,580)     (269,159) (113,421)
   Other Expense                                      29,916      (5,080)      34,996             (13,357)     (293,636)  280,279
                                               ----------------------------------------   -----------------------------------------
     Total Other (Expense)                            29,916      (5,080)      34,996            (587,448)     (735,143)  147,695
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                       29,916      (5,080)      34,996            (965,108)   (1,056,518)   91,410
 Bankruptcy Administrative Expenses                                               -               (21,054)      217,447  (238,501)
                                               ----------------------------------------   -----------------------------------------
 Net Income (Loss)                                    29,916      (5,080)      34,996            (986,162)     (839,071) (147,091)
                                               ----------------------------------------   -----------------------------------------
                                               ----------------------------------------   -----------------------------------------

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                 (UNAUDITED)      (UNAUDITED)
                                                                 MONTH ENDED      MONTH ENDED
                                                                JULY 31, 1998    JUNE 30, 1998      CHANGE
                                                              ----------------  ---------------    --------
Cash flows from operating activities:
  Net loss                                                       ($986,162)      ($839,071)      ($147,091)

  Adjustments to reconcile net loss to net cash
   (used in) provided by operating activities:
      Depreciation                                                  72,682          87,043         (14,361)
      Additional reserves for costs in excess of billings                          200,000        (200,000)
      Reserve for Long-term accounts receivable                   (200,000)         50,000        (250,000)
      Write down of property and equipment                               0        (169,593)        169,593
      (Gain) / Loss on sale of property and equipment              382,580         269,159         113,421
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                             115,024        (687,996)        803,020
      Costs in excess of billings                                  142,913         257,403        (114,490)
      Inventory, net                                               804,921         289,002         515,919
      Prepaids & other assets                                      (34,626)         58,387         (93,013)
     Increase (decrease) in:
      Accounts payable                                              41,933         211,345        (169,412)
      Accrued expenses                                            (992,056)        (78,419)       (913,637)
      Other net changes in assets and liabilities                   (5,476)       (181,490)        176,014
                                                                 ---------       ---------       ---------
        Total adjustments                                          327,895         304,841          23,054
                                                                 ---------       ---------       ---------
        Net cash provided by (used in) operating activities       (658,267)       (534,230)       (124,037)


Cash flows from investing activities :
     Proceeds from sale of equipment                                17,435          39,150         (21,715)
     Additions to property and equipment                          (176,177)        (26,760)       (149,417)
                                                                 ---------       ---------       ---------
       Net cash provided by (used in) investing activities        (158,742)         12,390        (171,132)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan              626,876         136,667         490,209
  Reduction of pre-petition liabilities                            (18,208)         54,795         (73,003)
                                                                 ---------       ---------       ---------
      Net cash provided by (used in) financing activities          608,668         191,462         417,206
                                                                 ---------       ---------       ---------
Net increase (decrease) in cash                                   (208,341)       (330,378)        122,037

CASH AT BEGINNING OF PERIOD                                        332,365         662,743        (330,378)
                                                                 ---------       ---------       ---------

CASH AT END OF PERIOD                                            $ 124,024       $ 332,365       ($208,341)
                                                                 ---------       ---------       ---------
                                                                 ---------       ---------       ---------

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
July 31, 1998 Financial Reporting Information

Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


BNY Financial Corporation
As of July 31, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $21,284,866. In June, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31, 1998.


Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management is in the process of instituting new procedures for earlier identification of potential write-offs. These new procedures resulted in $200,000 of write-offs in June 1998. The analysis is largely complete and management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.


Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.